UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2013
EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
(Exact name of registrant as specified in its charter)

Washington	000-13468	91-1069248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1015 Third Avenue, 12th Floor
Seattle, Washington 98104
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (206) 674-3400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth below under Item 5.07 regarding the approval and ratification of the 2013 Stock Option Plan (the “2013 Plan”) is incorporated herein by reference. A summary of the 2013 Plan's terms was provided in the Company's definitive proxy statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission on March 29, 2013. This summary is incorporated herein by reference to the Proxy Statement and qualified in its entirety by reference to the full text of the 2013 Plan and related form of stock option agreement, copies of which are attached as appendices to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the annual meeting (the “Annual Meeting”) of shareholders of Expeditors International of Washington, Inc. (the “Company”) held on May 1, 2013, the shareholders of the Company: (1) elected each of the director nominees set forth below to serve until the next annual meeting of shareholders and the election and qualification of his or her successor; (2) approved, on a non-binding basis, the compensation of the Company's Named Executive Officers; (3) approved and ratified the adoption of the 2013 Plan; (4) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013; and (5) did not approve a shareholder proposal. No other business was transacted at the meeting. The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)	To elect the following ten (10) directors, each to serve until the next annual meeting of shareholders and until a successor is elected and qualified:

	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes
Peter J. Rose	157,978,430	3,222,056	725,143	16,089,539
Robert R. Wright	156,694,368	5,077,095	154,166	16,089,539
Mark A. Emmert	156,605,153	5,190,508	129,968	16,089,539
R. Jordan Gates	160,686,729	1,141,333	97,567	16,089,539
Dan P. Kourkoumelis	156,054,809	5,734,621	136,199	16,089,539
Michael J. Malone	156,042,541	5,719,542	163,546	16,089,539
John W. Meisenbach	155,915,880	5,841,421	168,328	16,089,539
Liane J. Pelletier	161,149,881	587,957	187,791	16,089,539
James L.K. Wang	160,851,820	943,889	129,920	16,089,539
Tay Yoshitani	158,902,913	2,831,780	190,936	16,089,539
(2)    To approve, on a non-binding basis, the compensation of the Company's Named Executive Officers:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
138,231,824	22,898,671	794,750	16,089,923
(3)    To approve and ratify the adoption of the 2013 Plan:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
155,840,376	5,816,179	268,690	16,089,923

(4)	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
177,256,127	620,896	138,145	—

(5)	The consider a shareholder proposal:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
37,675,712	122,690,437	1,559,096	16,089,923

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. (Registrant)

Date: May 3, 2013	By:	/s/ Amy J. Tangeman____________________
Amy J. Tangeman
Senior Vice President, General Counsel and Secretary